EXHIBIT 3.H

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                                     BY-LAWS

                                       OF

                              TECH DATA CORPORATION

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                                     BY-LAWS
                                       OF

                              TECH DATA CORPORATION


                                TABLE OF CONTENTS

Title                                                                       Page

ARTICLE I....................................................................1
OFFICES......................................................................1
         Section A.    PRINCIPAL OFFICE......................................1
         Section B.    OTHER OFFICES.........................................1

ARTICLE II...................................................................1
STOCKHOLDERS.................................................................1
         Section A.    ANNUAL MEETING........................................1
         Section B.    SPECIAL MEETINGS......................................1
         Section C.    PLACE OF MEETING......................................1
         Section D.    NOTICE OF MEETING.....................................1
         Section E.    NOTICE OF ADJOURNED MEETING...........................2
         Section F.    WAIVER OF CALL AND NOTICE OF MEETING..................2
         Section G.    QUORUM AND VOTING REQUIREMENTS FOR VOTING GROUPS......2
         Section H.    ADJOURNMENT; QUORUM FOR ADJOURNED MEETING.............3
         Section I.    ACTION BY SINGLE AND MULTIPLE VOTING GROUPS...........3
         Section J.    VOTING FOR DIRECTORS..................................3
         Section K.    VOTING LISTS..........................................3
         Section L.    VOTING OF SHARES......................................3
         Section M.    PROXIES...............................................3
         Section N.    INFORMAL ACTION BY STOCKHOLDERS.......................4
         Section O.    PRESIDING OFFICER AND SECRETARY.......................4
         Section P.    INSPECTORS............................................4

ARTICLE III..................................................................5
BOARD OF DIRECTORS...........................................................5
         Section A.    GENERAL POWERS........................................5
         Section B.    NUMBER, TENURE AND QUALIFICATIONS.....................5
         Section C.    CLASSIFICATION OF BOARD OF DIRECTORS..................5
         Section D.    ANNUAL MEETING........................................5
         Section E.    REGULAR MEETINGS......................................5
         Section F.    SPECIAL MEETINGS......................................5
         Section G.    NOTICE................................................6
         Section H.    QUORUM................................................6
         Section I.    ADJOURNMENT; QUORUM FOR ADJOURNED MEETING.............6
         Section J.    MANNER OF ACTING......................................6

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         Section K.    RESIGNATION...........................................6
         Section L.    REMOVAL...............................................6
         Section M.    VACANCIES.............................................6
         Section N.    COMPENSATION..........................................7
         Section O.    PRESUMPTION OF ASSENT.................................7
         Section P.    INFORMAL ACTION BY BOARD..............................7
         Section Q.    MEETING BY TELEPHONE, ETC.............................7

ARTICLE IV...................................................................7
OFFICERS.....................................................................7
         Section A.    NUMBER................................................7
         Section B.    APPOINTMENT AND TERM OF OFFICE........................8
         Section C.    RESIGNATION...........................................8
         Section D.    REMOVAL...............................................8
         Section E.    VACANCIES.............................................8
         Section F.    DUTIES OF THE CHAIRMAN OF THE BOARD...................8
         Section G.    DUTIES OF THE CHIEF EXECUTIVE OFFICER.................8
         Section H.    DUTIES OF THE PRESIDENT...............................9
         Section I.    DUTIES OF EXECUTIVE VICE PRESIDENTS...................9
         Section J.    DUTIES OF SENIOR VICE PRESIDENTS......................9
         Section K.    DUTIES OF VICE PRESIDENTS.............................9
         Section L.    DUTIES OF THE SECRETARY...............................9
         Section M.    DUTIES OF THE CHIEF FINANCIAL OFFICER................10
         Section N.    DUTIES OF TREASURER..................................10
         Section O.    DUTIES OF ASSISTANT SECRETARIES AND ASSISTANT
                       TREASURERS...........................................10
         Section P.    COMPENSATION.........................................10
         Section Q.    DELEGATION OF DUTIES.................................10
         Section R.    DISASTER EMERGENCY POWERS OF ACTING OFFICERS.........11

ARTICLE V...................................................................11
EXECUTIVE AND OTHER COMMITTEES..............................................11
         Section A.   CREATION OF COMMITTEES................................11
         Section B.   EXECUTIVE COMMITTEE...................................11
         Section C.   COMPENSATION COMMITTEE................................12
         Section D.   AUDIT COMMITTEE.......................................12
         Section E.   OTHER COMMITTEES......................................13
         Section F.   REMOVAL OR DISSOLUTION................................13
         Section G.   VACANCIES ON COMMITTEES...............................13
         Section H.   MEETINGS OF COMMITTEES................................13
         Section I.   ABSENCE OF COMMITTEE MEMBERS..........................13
         Section J.   QUORUM OF COMMITTEES..................................13
         Section K.   MANNER OF ACTING OF COMMITTEES........................13
         Section L.   MINUTES OF COMMITTEES.................................14
         Section M.   COMPENSATION..........................................14

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         Section N.   INFORMAL ACTION.......................................14

ARTICLE VI..................................................................14
INDEMNIFICATION OF DIRECTORS AND OFFICERS...................................14
         Section A.   GENERAL...............................................14
         Section B.   ACTIONS BY OR IN THE RIGHT OF THE CORPORATION.........14
         Section C.   OBLIGATION TO INDEMNIFY...............................15
         Section D.   DETERMINATION THAT INDEMNIFICATION IS PROPER..........15
         Section E.   EVALUATION AND AUTHORIZATION..........................15
         Section F.   PREPAYMENT OF EXPENSES................................16
         Section G.   NONEXCLUSIVITY AND LIMITATIONS........................16
         Section H.   CONTINUATION OF INDEMNIFICATION RIGHT.................16
         Section I.   INSURANCE.............................................17

ARTICLE VII.................................................................17
INTERESTED PARTIES..........................................................17
         Section A.   GENERAL...............................................17
         Section B.   APPROVAL BY BOARD OF DIRECTORS OR COMMITTEE...........17
         Section C.   APPROVAL BY STOCKHOLDERS..............................18

ARTICLE VIII................................................................18
CERTIFICATES OF STOCK.......................................................18
         Section A.   CERTIFICATES FOR SHARES...............................18
         Section B.   SIGNATURES OF PAST OFFICERS...........................18
         Section C.   TRANSFER AGENTS AND REGISTRARS........................18
         Section D.   TRANSFER OF SHARES....................................18
         Section E.   LOST CERTIFICATES.....................................19

ARTICLE IX..................................................................19
RECORD DATE.................................................................19
         Section A.   RECORD DATE FOR STOCKHOLDER ACTIONS...................19
         Section B.   RECORD DATE FOR DIVIDEND AND OTHER DISTRIBUTIONS......20

ARTICLE X...................................................................20
DIVIDENDS...................................................................20

ARTICLE XI..................................................................20
FISCAL YEAR.................................................................20

ARTICLE XII.................................................................20
SEAL........................................................................20

ARTICLE XIII................................................................20
STOCK IN OTHER CORPORATIONS.................................................20

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ARTICLE XIV.................................................................21
AMENDMENTS..................................................................21

ARTICLE XV..................................................................21
EMERGENCY BY-LAWS...........................................................21

         Section A.        SCOPE OF EMERGENCY BY-LAWS.......................21
         Section B.        CALL AND NOTICE OF MEETING.......................21
         Section C.        QUORUM AND VOTING................................21
         Section D.        APPOINTMENT OF TEMPORARY DIRECTORS...............21
         Section E.        MODIFICATION OF LINES OF SUCCESSION..............22
         Section F.        CHANGE OF PRINCIPAL OFFICE.......................22
         Section G.        LIMITATION OF LIABILITY..........................22
         Section H.        REPEAL AND CHANGE................................22

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                                    BY-LAWS

                                       OF

                             TECH DATA CORPORATION

                                   ARTICLE I.

                                    OFFICES

         Section A. PRINCIPAL OFFICE. The principal office of the corporation shall be in the County of Pinellas, State of Florida.

         Section B. OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Florida as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II.

                                  STOCKHOLDERS

         Section A. ANNUAL MEETING. A meeting of the stockholders shall be held annually, within five months of the end of each fiscal year of the corporation, for the purpose of electing directors and for the transaction of such other proper business as may come before the meeting, the exact date to be established by the Board of Directors from time to time.

         Section B. SPECIAL MEETINGS. Special meetings of the stockholders may be called, for any purpose or purposes, by the Chief Executive Officer or the Board of Directors and shall be called by the Chief Executive Officer or the Secretary if the holders of not less than ten percent (10%) or more of all the votes entitled to be cast on any issue proposed to be considered at such special meeting sign, date and deliver to the corporation's Secretary one or more written demands for a special meeting, describing the purpose(s) for which it is to be held. Notice and call of any such special meeting shall state the purpose or purposes of the proposed meeting, and business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice thereof.

         Section C. PLACE OF MEETING. The Board of Directors may designate any place, either within or without the State of Florida, as the place of meeting for any annual or special meeting of the stockholders. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the State of Florida, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the principal office of the corporation in the State of Florida.

         Section D. NOTICE OF MEETING. Written notice stating the place, day and

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hour of an annual or special meeting and the purpose or purposes for which it is called shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, except that no notice of a meeting need be given to any stockholders for which notice is not required to be given under applicable law. Notice may be delivered personally, via United States mail, telegraph, teletype, facsimile or other electronic transmission, or by private mail carriers handling nationwide mail services, by or at the direction of the Chief Executive Officer, the Secretary, the Board of Directors, or the person(s) calling the meeting. If the notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first class. If mailed such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at the stockholder's address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

         Section E. NOTICE OF ADJOURNED MEETING. If an annual or special stockholders' meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, a new record date for the adjourned meeting is or must be fixed under law, notice of the adjourned meeting must be given to persons who are stockholders as of the new record date and who are otherwise entitled to notice of such meeting.

         Section F. WAIVER OF CALL AND NOTICE OF MEETING. Call and notice of any stockholders' meeting may be waived by any stockholder before or after the date and time stated in the notice. Such waiver must be in writing signed by the stockholder and delivered to the corporation. Neither the business to be transacted at nor the purpose of any special or annual meeting need be specified in such waiver. A stockholder's attendance at a meeting (a) waives such stockholder's ability to object to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (b) waives such stockholder's ability to object to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented.

         Section G. QUORUM AND VOTING REQUIREMENTS FOR VOTING GROUPS. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Except as otherwise provided in the Articles of Incorporation or by law, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for an adjourned meeting. At any meeting at which a quorum is present, action on any matter other than the election of directors by a voting group shall be approved if

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the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by the Articles of Incorporation or by law.

         Section H. ADJOURNMENT; QUORUM FOR ADJOURNED MEETING. The holders of a majority of the shares represented, and who would be entitled to vote at a meeting if a quorum were present, where a quorum is not present, may adjourn such meeting from time to time. At such adjourned meeting at which a quorum shall be present or represented or deemed to be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

         Section I. ACTION BY SINGLE AND MULTIPLE VOTING GROUPS. If the Articles of Incorporation or law provides for voting by a single group on a matter, action on that matter is taken when voted upon by that voting group as provided in Section G above. If the Articles of Incorporation or law provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately as provided in Section G above. Action may be taken by one voting group on a matter even though no action is taken by another group entitled to vote on the matter.

         Section J. VOTING FOR DIRECTORS. Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present. Each stockholder entitled to vote at an election of directors shall have the right to vote the number of shares owned by the stockholder for as many persons as there are directors to be elected and for whose election such stockholder has the right to vote.

         Section K. VOTING LISTS. At least ten (10) days prior to each meeting of stockholders, the officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, with the address and the number, class and series (if any) of shares held by each, which list shall be subject to inspection by any stockholder during normal business hours for at least ten (10) days prior to the meeting. The list also shall be available at the meeting and shall be subject to inspection by any stockholder at any time during the meeting or its adjournment. The stockholders list shall be prima facie evidence as to who are the stockholders entitled to examine such list or the transfer books or to vote at any meeting of the stockholders.

         Section L. VOTING OF SHARES. Each stockholder entitled to vote shall be entitled at every meeting of the stockholders to one vote in person or by proxy on each matter for each share of voting stock held by such stockholder. Such right to vote shall be subject to the right of the Board of Directors to close the transfer books or to fix a record date for voting stockholders as hereinafter provided.

         Section M. PROXIES. At all meetings of stockholders, a stockholder may vote by proxy, executed in writing and delivered to the corporation in the original or

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transmitted via telegram, or as a photographic, photostatic or equivalent reproduction of a written proxy by the stockholder or by the stockholder's duly authorized attorney-in-fact; but, no proxy shall be valid after eleven (11) months from its date, unless the proxy provides for a longer period. Each proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. In the event that a proxy shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one is present, that one, shall have all of the powers conferred by the proxy upon all the persons so designated, unless the instrument shall provide otherwise.

         Section N. INFORMAL ACTION BY STOCKHOLDERS. Unless otherwise provided in the Articles of Incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. In order to be effective the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving stockholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation by delivery to its principal office, principal place of business, the Secretary, or another officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date of the earliest dated consent delivered to the Secretary, written consents signed by the number of stockholders required to take action is delivered to the Secretary. If authorization of an action is obtained by one or more written consent but less than all stockholders so consent, then within ten (10) days after obtaining the authorization of such action by written consents, notice must be given to each stockholder who did not consent in writing and to each stockholder who is not entitled to vote on the action.

         Section O. PRESIDING OFFICER AND SECRETARY. At every meeting of the stockholders, the Chairman of the Board, or in his absence the Chief Executive Officer, or, if neither be present, an individual appointed by the Board of Directors, shall act as the presiding officer of the meeting. The Secretary, or in his absence an Assistant Secretary, shall as secretary for the meeting.

         Section P. INSPECTORS. For each meeting of the stockholders, the Board of Directors or the Chief Executive Officer may appoint two inspectors to supervise the voting; and, if inspectors are so appointed, all questions respecting the qualification of any vote, the validity of any proxy, and the acceptance or rejection of any vote shall be decided by such inspectors. Before acting at any meeting, the inspectors shall take an oath to execute their duties with strict impartiality and according to the best of their ability. If any inspector shall fail to be present or shall decline to act, the presiding officer shall appoint another inspector to act in his place. In case of a tie vote by the inspectors on any question, the presiding officer shall decide the issue.

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                                  ARTICLE III.

                               BOARD OF DIRECTORS

         Section A. GENERAL POWERS. The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation or these by-laws directed or required to be exercised or done only by the stockholders.

         Section B. NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be not less than one (1) nor more than nine (9). Each director shall hold office until such director's successor shall have been duly elected and shall have qualified, unless such director sooner dies, resigns or is removed by the stockholders at any annual or special meeting. It shall not be necessary for directors to be stockholders. All directors shall be natural persons who are 18 years of age or older.

         Section C. CLASSIFICATION OF BOARD OF DIRECTORS. The directors are divided into three classes, each class to consist, as nearly as may be, of one-third of the number of directors of the corporation. The term of office of those of the first class shall expire at the annual meeting next ensuing. The term of office of the second class shall expire one year thereafter. The term of office of the third class shall expire two years thereafter. At each succeeding annual election, the directors elected shall be chosen for a full term of three years to succeed those whose terms expire. Any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

         Section D. ANNUAL MEETING. After each annual meeting of stockholders, the Board of Directors shall hold its annual meeting at the same place as and, immediately, following such annual meeting of stockholders for the purpose of the election of officers and the transaction of such other business as may come before the meeting; and, if a majority of the directors are present at such place and time, no prior notice of such meeting shall be required to be given to the directors. The place and time of such meeting may be varied by written consent of all the directors.

         Section E. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall be determined from time to time by the Board of Directors.

         Section F. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, Chief Executive Officer or the President. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meetings of the Board of Directors called by him or them, as the case may be. If no such designation is made, the place of meeting shall be the principal office of the corporation in the State of Florida.

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         Section G. NOTICE. Whenever notice of a meeting is required, written notice stating the place, day and hour of the meeting shall be delivered at least two (2) days prior thereto to each director, either personally, or by first-class United States mail, telegraph, teletype, facsimile or other form of electronic communication, or by private mail carriers handling nationwide mail services, to the director's business address. If notice is given by first-class United States mail, such notice shall be deemed to be delivered five (5) days after deposited in the United States mail so addressed with postage thereon prepaid or when received, if such date is earlier. If notice is given by telegraph, teletype, facsimile transmission or other form of electronic communication or by private mail carriers handling nationwide mail services, such notice shall be deemed to be delivered when received by the director. Any director may waive notice of any meeting, either before, at or after such meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened and so states at the beginning of the meeting or promptly upon arrival at the meeting.

         Section H. QUORUM. A majority of the total number of directors as determined from time to time shall constitute a quorum.

         Section I. ADJOURNMENT; QUORUM FOR ADJOURNED MEETING. If less than a majority of the total number of directors are present at a meeting, a majority of the directors so present may adjourn the meeting without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

         Section J. MANNER OF ACTING. If a quorum is present when a vote is taken, the act of a majority of the directors present at the meeting shall be the act of the Board of Directors.

         Section K. RESIGNATION. Any director may resign at any time either orally at any meeting of the Board of Directors or by giving written notice to the corporation. A director who resigns may postpone the effectiveness of his resignation to a future date or upon the occurrence of a future event specified in a written tender of resignation. If no time of effectiveness is specified therein, a resignation shall be effective upon tender. A vacancy shall be deemed to exist at the time a resignation is tendered, and the Board of Directors may elect to appoint a successor to take office when the resignation by its terms becomes effective.

         Section L. REMOVAL. Any director may be removed by the stockholders with or without cause at any meeting of the stockholders called expressly for that purpose, but such removal shall be without prejudice to the contract rights, if any, of the person removed. This by-law shall not be subject to change by the Board of Directors.

         Section M. VACANCIES. Any vacancy occurring in the Board of Directors,

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including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, unless otherwise provided in the Articles of Incorporation. A director elected to fill a vacancy, or a director elected to fill a vacancy in the case of an increase in the number of directors, shall hold office until the next shareholders' meeting at which directors are elected.

         Section N. COMPENSATION. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as directors. No payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. In addition, the directors may also receive options to purchase shares of stock of the corporation under the corporation's stock option plans.

         Section O. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless such director objects at the beginning of the meeting (or promptly upon his arrival) to the holding of the meeting or the transacting of specified business at the meeting or such director votes against such action or abstains from voting in respect of such matter.

         Section P. INFORMAL ACTION BY BOARD. Any action required or permitted to be taken by any provisions of law, the Articles of Incorporation or these by-laws at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if each and every member of the Board or of such committee, as the case may be, signs a written consent thereto and such written consent is filed in the minutes of the proceedings of the Board or such committee, as the case may be. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date, in which case it is effective on the date so specified.

         Section Q. MEETING BY TELEPHONE, ETC. Directors or the members of any committee shall be deemed present at a meeting of the Board of Directors or of any such committee, as the case may be, if the meeting is conducted using a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.

                                   ARTICLE IV.

                                    OFFICERS

         Section A. NUMBER. The officers of the Corporation shall consist of a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer, and may include one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, one or

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more Assistant Secretaries and one or more Assistant Treasurers. The "Executive
Officers" shall consist of the Chief Executive Officer, President, Executive Vice Presidents, Senior Vice Presidents, and such other officers as the Board of Directors may designate from time to time by resolution. The Board of Directors may elect other officers who shall have such authority and perform such duties as may be prescribed by the Board of Directors. Any two or more offices may be held by the same person.

         Section B. APPOINTMENT AND TERM OF OFFICE. The Chairman of the Board and the Executive Officers of the corporation shall be appointed annually by the Board of Directors at its annual meeting. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. The Chief Executive Officer may appoint Vice Presidents and such other officers and assistant officers as may be deemed appropriate; provided, however, the Chief Executive Officer shall not have the power to appoint Executive Officers. A duly appointed officer may appoint one or more officers or assistant officers if authorized by the Board of Directors. Each officer shall hold office until such officer's successor shall have been duly appointed and qualified, unless such officer sooner dies, resigns or is removed by the Board. The appointment of an officer does not itself create contract rights. The Board of Directors may require an officer, agent or employee to give security for the faithful performance of his or her duties.

         Section C. RESIGNATION. An officer may resign at any time by delivering notice to the corporation. A resignation shall be effective when the notice is delivered unless the notice specifies a later effective date. An officer's resignation shall not affect the corporation's contract rights, if any, with the officer.

         Section D. REMOVAL. The Board of Directors may remove any officer at any time whenever, in the judgment of the Board of Directors, the best interests of the corporation will be served thereby. Any officer or agent appointed by the Chief Executive Officer may be removed by the Chief Executive Officer or the Board of Directors at any time with or without cause. The Chief Executive Officer may not remove any Executive Officers appointed by the Board. An officer's removal shall not affect the officer's contract rights, if any, with the corporation.

         Section E. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the Board of Directors, or in the case of offices that are not filled by Executive Officers, by the Chief Executive Officer, for the unexpired portion of the term.

         Section F. DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the Board of Directors and shall preside at all meetings of the stockholders. The Chairman may fill such other offices as the Board of Directors shall determine, and shall also exercise such further powers and perform such other duties as may from time to time be conferred or assigned by the Board of Directors.

         Section G. DUTIES OF THE CHIEF EXECUTIVE OFFICER. The Chief

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

Executive Officer shall have general charge of the business and affairs of the corporation. The Chief Executive Officer shall have the power to appoint officers, other than Executive Officers, and may delegate this authority to appoint officers or the President. In the absence or disability of Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and the Board of Directors. The Chief Executive Officer may fill such other offices as the Board of Directors shall determine, and shall also exercise such further powers and perform such other duties as may from time to time be conferred or assigned by the Board of Directors.

         Section H. DUTIES OF THE PRESIDENT. The President, unless otherwise designated by the Board of Directors, shall be the chief operating officer of the corporation and shall have the responsibility for the general and active management of the business and affairs of the corporation, subject to the directions of the Board of Directors and the Chief Executive Officer. The President shall see that all the orders and resolutions of the Board of Directors are carried into effect. The President may sign, execute and deliver in the name of the corporation powers of attorney, contracts, bonds and other agreements and obligations. The President shall employ and discharge officers, agents and employees of the Corporation, except for Executive Officers and those officers appointed by the Chief Executive Officer and may delegate such authority. In addition to the foregoing specific powers and duties, the President shall exercise such duties as customarily pertain to the office of president of a corporation and shall also exercise such further powers and perform such other duties as may from time to time be conferred or assigned by the Board of Directors.

         Section I. DUTIES OF EXECUTIVE VICE PRESIDENTS. Each Executive Vice President shall have such powers and perform such duties as the Board of Directors may prescribe and shall perform such other duties as may be prescribed by these by-laws. A Executive Vice President may sign and execute contracts and other obligations pertaining to the regular course of his or her duties.

         Section J. DUTIES OF SENIOR VICE PRESIDENTS. Each Senior Vice President shall have such powers and perform such duties as the Board of Directors may prescribe and shall perform such other duties as may be prescribed by these by-laws. A Senior Vice President may sign and execute contracts and other obligations pertaining to the regular course of his or her duties.

         Section K. DUTIES OF VICE PRESIDENTS. Each Vice President shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may prescribe and shall perform such other duties as may be prescribed by these by-laws.

         Section L. DUTIES OF THE SECRETARY. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and all other notices required by law or by these by-laws. The Secretary shall keep a record of the minutes of the proceedings of meetings of stockholders and board of directors. The Secretary shall have custody of all books, records and papers of the corporation, except such as shall be in the charge of the Treasurer, or of some other person authorized to have custody and possession of such by a resolution of the Board of Directors. The Secretary may sign or execute contracts with the Chief Executive Officer, President or a Senior Vice President thereunto authorized in the name of the corporation and affix the seal of the corporation thereto. The Secretary shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

         Section M. DUTIES OF THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer unless otherwise designated by the Board of Directors, shall be the Senior Vice President of Finance of the corporation. The Chief Financial Officer shall have the general custody of all the funds and securities of the corporation and shall be responsible for the general supervision of the collection and disbursement of funds of the corporation. The Chief Financial Officer shall render to the Board of Directors and the Chief Executive Officer, whenever required, an account of all transactions and information pertaining to the financial condition of the corporation. The Chief Financial Officer shall have such other powers and perform such other duties as are assigned by the Board of Directors or the Chief Executive Officer.

         Section N. DUTIES OF TREASURER. The Treasurer shall endorse on behalf of the corporation for collection checks, notes and other obligations, and shall deposit the same to the credit of the corporation in banks or other depositories. The Treasurer shall enter or cause to be entered regularly in the banks of the corporation full and accurate accounts of all monies received and paid on account of the corporation. The Treasurer shall render to the Chief Financial Officer an account of all transactions and information pertaining to the financial condition of the corporation and shall have such other powers and perform such other conditions as are assigned by the Board of Directors, Chief Executive Officer or Chief Financial Officer.

         Section O. DUTIES OF ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Board of Directors or the Chief Executive Officer may appoint one or more assistant secretaries and assistant treasurers to perform such duties and to have such powers as shall be assigned to them by the Secretary or Treasurer, respectively, or by the Board of Directors or the Chief Executive Officer.

         Section P. COMPENSATION. The salaries of the Executive Officers shall be fixed from time to time by the Board of Directors, based on the recommendation of the Compensation Committee, and no officer shall be prevented from receiving a salary by reason of the fact that the officer is also a director of the corporation. The salaries of other officers shall be fixed by the Board of Directors, but this power may be delegated to the Chief Executive Officer or the President as to any officer, agent or employee under their direction and control.

         Section Q. DELEGATION OF DUTIES. In the absence or disability of any officer of the corporation, or for any other reason deemed sufficient by the Board of Directors, the Board may delegate the powers or duties of such officer to any other officer.

         Section R. DISASTER EMERGENCY POWERS OF ACTING OFFICERS. Unless otherwise expressly prescribed by action of the Board of Directors taken pursuant to Article XV of these by-laws, if, as a result of some catastrophic event, a quorum of the corporation's directors cannot readily be assembled and the Chief Executive Officer is unable to perform the duties of the office of Chief Executive Officer and/or other officers are unable to perform their duties, (a) the powers and duties of Chief Executive Officer shall be held and performed by that officer of the corporation highest on the list of successors (adopted by the Board of Directors for such purpose) who shall be available and capable of holding and performing such powers and duties; and, absent any such prior designation, by the President; (b) the officer so selected to hold and perform such powers and duties shall serve as Acting Chief Executive Officer until the Chief Executive Officer again becomes capable of holding and performing the powers and duties of Chief Executive Officer, or until the Board of Directors shall have elected a new Chief Executive Officer or designated another individual as Acting Chief Executive Officer ; (c) such officer (or the Chief Executive Officer, if such person is still serving) shall have the power, in addition to all other powers granted to the Chief Executive Officer by law, the Articles of Incorporation, these by-laws and the Board of Directors, to appoint acting officers to fill vacancies that may have occurred, either permanently or temporarily, by reason of such disaster or emergency, each of such acting appointees to serve in such capacity until the officer for whom the acting appointee is acting is capable of performing the duties of such office, or until the Board of Directors shall have designated another individual to perform such duties or shall have elected or appointed another person to fill such office; (d) each acting officer so appointed shall be entitled to exercise all powers invested by law, the Articles of Incorporation, these by-laws and the Board of Directors in the office in which such person is serving; and (e) anyone transacting business with the corporation may rely upon a certificate signed by any two officers of the corporation that a specified individual has succeeded to the powers and duties of the Chief Executive Officer or such other specified office. Any person, firm, corporation or other entity to which such certificate has been delivered by such officers may continue to rely upon it until notified of a change by means of a writing signed by two officers of this corporation.

                                   ARTICLE V.

                         EXECUTIVE AND OTHER COMMITTEES

         Section A. CREATION OF COMMITTEES. The Board of Directors may designate one or more committees, each to consist of two (2) or more of the directors of the corporation.

         Section B. EXECUTIVE COMMITTEE. The Executive Committee, if there shall be one, shall consult with and advise the officers of the corporation in the management of its business, and shall have, and may exercise, except to the extent otherwise provided in the resolution of the Board of Directors creating such Executive Committee, such powers of the Board of Directors as can be lawfully delegated by the Board.

         Section C. COMPENSATION COMMITTEE. The Board of Directors may appoint a Compensation Committee of three or more directors, at least a majority of whom shall be neither officers nor otherwise employed by the corporation. The Board of Directors shall designate one director as Chairman of the Compensation Committee, and may designate one or more directors as alternate members of the Compensation Committee, who may replace any absent or disqualified member at any meeting of the Compensation Committee. The Compensation Committee shall have the power to fix from time to time the compensation of all Executive Officers of the corporation (including the Chairman of the Board) subject to the approval of the Board of Directors and shall otherwise exercise such powers as may be specifically delegated to it by the Board of Directors and act upon such matters as may be referred to it from time to time for study and recommendation by the Board of Directors or the Chief Executive Officer.

         Section D. AUDIT COMMITTEE. The Board of Directors may appoint from among its members an Audit Committee of not less than three members, at least a majority of whom shall be neither officers nor otherwise employed by the corporation. The Board of Directors shall designate one of such members as the Chairman of the Audit Committee, and may designate one or more directors as alternate members of the Audit Committee, who may replace any absent or disqualified member at any meeting of the Audit Committee. The responsibilities of the Audit Committee shall be as follows:

         (1) To recommend to the Board of Directors for approval by the stockholders a firm of independent public accountants to audit the accounts of the corporation and its subsidiaries;

         (2) To meet jointly and/or separately with the chief financial officer of the corporation and the independent public accountants before commencement of the audit to (a) discuss the valuation of the adequacy and effectiveness of the accounting procedures and internal controls of the corporation and its subsidiaries, (b) approve the overall scope of the audit to be made and the fees to be charged, (c) inquire and discuss recent Financial Accounting Standards Board, Securities and Exchange Commission or other regulatory agency pronouncements, if any, which might affect the corporation's financial statements;

         (3) To meet jointly and/or separately with the chief financial officer and the independent public accountants at the conclusion of the audit to (a) review the audited financial statements of the corporation, (b) discuss the results of the audit, (c) discuss any significant recommendations by the independent public accountants for improvement of accounting systems and controls of the corporation, and (d) discuss the quality and depth of staffing in the accounting and financial departments of the corporation;

         (4) To meet and confer with such officers and employees of the corporation as the Audit Committee shall deem appropriate in connection with carrying out the foregoing responsibilities.

         Section E. OTHER COMMITTEES. The Board of Directors may appoint committees to administer the corporation's (a) 1990 Incentive and Non-Statutory Stock Option Plan ("1990 Plan"); (b) Non-Employee Directors 1995 Non-Statutory Stock Option Plan ("1995 Plan"); (c) 1995 Employee Stock Purchase Plan ("ESPP Plan"); and (d) Employee Stock Ownership Plan ("ESOP Plan"). The same committee may administer the 1990 Plan, the ESPP Plan and the ESOP Plan. The specific terms of the 1990 Plan, 1995 Plan, the ESPP Plan and the ESOP Plan shall govern the appointment of committee members and the proceedings of each such committee. In addition, such other committees, to the extent provided in the resolution or resolutions creating them, shall have such functions and may exercise such powers of the Board of Directors as can be lawfully delegated.

         Section F. REMOVAL OR DISSOLUTION. Any Committee of the Board of Directors may be dissolved by the Board at any meeting; and any member of such committee may be removed by the Board of Directors with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         Section G. VACANCIES ON COMMITTEES. Vacancies on any committee of the Board of Directors shall be filled by the Board of Directors at any regular or special meeting.

         Section H. MEETINGS OF COMMITTEES. Regular meetings of any committee of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by such committee and special meetings of any such committee may be called by any member thereof upon two (2) days notice of the date, time and place of the meeting given to each of the other members of such committee, or on such shorter notice as may be agreed to in writing by each of the other members of such committee, given either personally or in the manner provided in Section G of Article III of these by-laws (pertaining to notice for directors' meetings).

         Section I. ABSENCE OF COMMITTEE MEMBERS. The Board of Directors may designate one or more directors as alternate members of any committee of the Board of Directors, who may replace at any meeting of such committee, any member not able to attend.

         Section J. QUORUM OF COMMITTEES. At all meetings of committees of the Board of Directors, a majority of the total number of members of the committee as determined from time to time shall constitute a quorum for the transaction of business.

         Section K. MANNER OF ACTING OF COMMITTEES. If a quorum is present when a vote is taken, the act of a majority of the members of any committee of the

Board of Directors present at the meeting shall be the act of such committee.

         Section L. MINUTES OF COMMITTEES. Each committee of the Board of Directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

         Section M. COMPENSATION. Members of any committee of the Board of Directors may be paid compensation in accordance with the provisions of Section N of Article III of these by-laws (pertaining to compensation of directors).

         Section N. INFORMAL ACTION. Any committee of the Board of Directors may take such informal action and hold such informal meetings as allowed by the provisions of Sections P and Q of Article III of these by-laws.

                                   ARTICLE VI.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section A. GENERAL. To the fullest extent permitted by law, the corporation shall indemnify any person who is or was a party to any threatened, pending or completed action, suit or other type of proceeding (other than an action by or in the right of the corporation), whether civil, criminal, administrative, investigative or otherwise, and whether formal or informal, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against judgments, amounts paid in settlement, penalties, fines (including an excise tax assessed with respect to any employee benefit plan) and expenses (including counsel fees) actually and reasonably incurred in connection with any such action, suit or other proceeding, including any appeal thereof, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any such action, suit or other proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         Section B. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. To the fullest extent permitted by law, the corporation shall indemnify any person who is or was a party to any threatened, pending or completed action, suit or other type of proceeding (as further described in Section A of this Article VI) by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including counsel fees) and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expenses of litigating the action, suit or other proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such action, suit or other proceeding, including any appeal thereof, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this Section B in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such action, suit or other proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses that such court shall deem proper.

         Section C. OBLIGATION TO INDEMNIFY. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or other proceeding referred to in Section A or Section B of this Article VI, or in the defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including counsel fees) actually and reasonably incurred by such person in connection therewith.

         Section D. DETERMINATION THAT INDEMNIFICATION IS PROPER. Indemnification pursuant to Section A or Section B of this Article VI, unless made pursuant to a determination by a court, shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section A or Section B of this
Article VI. Such determination shall be made either (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or other proceeding to which the indemnification relates; (2) if such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (the designation being one in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to such action, suit or other proceeding; (3) by independent legal counsel (i) selected by the Board of Directors in accordance with the requirements of subsection (1) or by a committee designated under subsection (2) or (ii) if a quorum of the directors cannot be obtained and a committee cannot be designated, selected by majority vote of the full Board of Directors (the vote being one in which directors who are parties may participate); or (4) by the stockholders by a majority vote of a quorum consisting of stockholders who were not parties to such action, suit or other proceeding or, if no such quorum is obtainable, by a majority vote of stockholders who were not parties to such action, suit or other proceeding.

         Section E. EVALUATION AND AUTHORIZATION. Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as is prescribed in Section D of this Article VI for the determination that indemnification is permissible; provided, however, that if the determination as to whether indemnification is permissible is made by independent legal counsel, the persons who selected such independent legal counsel shall be responsible for evaluating the reasonableness of expenses and may authorize indemnification.

         Section F. PREPAYMENT OF EXPENSES. Expenses (including counsel fees) incurred by a director or officer in defending a civil or criminal action, suit or other proceeding referred to in Section A or Section B of this Article VI shall be paid by the corporation in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if such person is ultimately found not to be entitled to indemnification by the corporation pursuant to this Article VI. Expenses incurred by other employees and agents may be paid in advance upon such terms and conditions that the Board of Directors deems appropriate.

         Section G. NONEXCLUSIVITY AND LIMITATIONS. The indemnification and advancement of expenses provided pursuant to this Article VI shall not be deemed exclusive of any other rights to which a person may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in any other capacity while holding such office. In all cases not specifically provided for in this Article VI, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee or agent if a judgment or other final adjudication establishes that such person's actions, or omissions to act, were material to the cause of action so adjudicated and constitute (1) a violation of the criminal law, unless the director, officer, employee or agent had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (2) a transaction from which the director, officer, employee or agent derived an improper personal benefit; (3) in the case of a director, a circumstance under which liability for unlawful distributions is applicable; (4) willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of a corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder; or (5) to the extent that such indemnification or advancement of expenses is expressly prohibited by law.

         Section H. CONTINUATION OF INDEMNIFICATION RIGHT. Unless expressly otherwise provided when authorized or ratified by this corporation, indemnification and advancement of expenses as provided for in this Article VI shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person. For purposes of this Article VI, the term "corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this Article VI with respect to the resulting or surviving corporation as such person would have been with respect to such constituent corporation if its separate existence had continued.

         Section I. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against the liability under Section A or Section B of this Article VI.

                                  ARTICLE VII.

                               INTERESTED PARTIES

         Section A. GENERAL. No contract or other transaction between the corporation and any one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable because of such relationship or interest, because such director or directors were present at the meeting of the Board of Directors or of a committee thereof which authorizes, approves or ratifies such contract or transaction or because such director's or directors' votes are counted for such purpose if: (1) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; (2) the fact of such relationship or interest is disclosed or known to the stockholders entitled to vote on the matter, and they authorize, approve or ratify such contract or transaction by vote or written consent; or (3) the contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the Board of Directors, a committee thereof or the stockholders.

         Section B. APPROVAL BY BOARD OF DIRECTORS OR COMMITTEE. For purposes of Section A(1) of this Article VII, a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of a majority of the directors on the Board of Directors, or on the committee, who have no relationship or interest in the transaction, but a transaction may not be authorized, approved or ratified by a single director. If a majority of the directors who have no such relationship or interest in the transaction vote to authorize, approve or ratify the transaction, a quorum is present for the purpose of taking action under this Section B. The presence of or a vote cast by, a director with such relationship or interest in the transaction does not affect the validity of any action taken under Section A(1) of this Article VII if the transaction is otherwise authorized, approved or ratified as provided in Section A, but such presence or vote of those directors may be counted for purposes of determining whether the transaction is approved under other sections of the corporation's by-laws and applicable law.

         Section C. APPROVAL BY STOCKHOLDERS. For purposes of Section A(2) of this Article VII, a conflict of interest transaction shall be authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this Section C. Shares owned by or voted under the control of a director who has a relationship or interest in the transaction may not be counted in a vote of stockholders to determine whether to authorize, approve or ratify a conflict of interest transaction under Section A(2) of this
Article VII. The vote of the shares owned by or voted under the control of a director who has a relationship or interest in the transaction shall be counted, however, in determining whether the transaction is approved under other sections of the corporation's by-laws and applicable law. A majority of the shares, whether or not present, that would be entitled to be counted in a vote on the transaction under this Section C shall constitute a quorum for the purpose of taking action under this Section C.

                                  ARTICLE VIII.

                              CERTIFICATES OF STOCK

         Section A. CERTIFICATES FOR SHARES. Shares may but need not be represented by certificates. The rights and obligations of stockholders shall be identical whether or not their shares are represented by certificates. If shares are represented by certificates, each certificate shall be in such form as the Board of Directors may from time to time prescribe, signed (either manually or in facsimile) by the President, a Vice President, the Secretary, or the Treasurer and sealed with the seal of the corporation or its facsimile), exhibiting the holder's name, certifying the number of shares owned and stating such other matters as may be required by law. The certificates shall be numbered and entered on the books of the corporation as they are issued. If shares are not represented by certificates, then, within a reasonable time after issue or transfer of shares without certificates, the corporation shall send the stockholder a written statement in such form as the Board of Directors may from time to time prescribe, certifying as to the number of shares owned by the stockholder and as to such other information as would have been required to be on certificates for such shares.

         Section B. SIGNATURES OF PAST OFFICERS. If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate shall nevertheless be valid.

         Section C. TRANSFER AGENTS AND REGISTRARS. The Board of Directors may, in its discretion, appoint responsible banks or trust companies in such city or cities as the Board may deem advisable from time to time to act as transfer agents and registrars of the stock of the corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

         Section D. TRANSFER OF SHARES. Transfers of shares of the corporation shall be made upon its books by the holder of the shares in person or by the holder's lawfully constituted representative, upon surrender of the certificate of stock for cancellation if such shares are represented by a certificate of stock or by delivery to the corporation of such evidence of transfer as may be required by the corporation if such shares are not represented by certificates. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Florida.

         Section E. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or the owner's legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

                                   ARTICLE IX.

                                   RECORD DATE

         Section A. RECORD DATE FOR STOCKHOLDER ACTIONS. The Board of Directors is authorized from time to time to fix in advance a date, not more than seventy
(70) nor less than ten (10) days before the date of any meeting of the stockholders, a date in connection with the obtaining of the consent of stockholders for any purpose, or the date of any other action requiring a determination of the stockholders, as the record date for the determination of the stockholders entitled to notice of and to vote at any such meeting and any adjournment thereof (unless a new record date must be established by law for such adjourned meeting), or of the stockholders entitled to give such consent or take such action, as the case may be. In no event may a record date so fixed by the Board of Directors precede the date on which the resolution establishing such record date is adopted by the Board of Directors. Only those stockholders listed as stockholders of record as of the close of business on the date so fixed as the record date shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to exercise such rights or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date ten (10) days prior to the date of the stockholders' meeting.

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         Section B. RECORD DATE FOR DIVIDEND AND OTHER DISTRIBUTIONS. The Board
of Directors is authorized from time to time to fix in advance a date, not more than seventy (70) nor less than ten (10) days before the date of any dividend or other distribution, as the record date for the determination of the stockholders entitled to receive such dividend or other distribution. In no event may a record date so fixed by the Board of Directors precede the date on which the resolution establishing such record date is adopted by the Board of Directors. Only those stockholders listed as stockholders of record as of the close of business on the date so fixed as the record date shall be entitled to receive the dividend or other distribution, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid. If the Board of Directors fails to establish a record date as provided herein, the record date shall be deemed to be the date of distribution of the dividend or other distribution.

                                   ARTICLE X.

                                    DIVIDENDS

         The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares of capital stock in the manner and upon the terms and conditions provided by the Articles of Incorporation and by law. Subject to the provisions of the Articles of Incorporation and to law, dividends may be paid in cash or property, including shares of stock or other securities of the corporation.

                                   ARTICLE XI.

                                   FISCAL YEAR

         The fiscal year of the corporation shall begin on February 1 and end on January 31 of each year, unless the Board of Directors specifically establishes a different fiscal year.

                                  ARTICLE XII.

                                      SEAL

         The corporate seal shall have the name of the corporation, the word "SEAL" and the year of incorporation inscribed thereon, and may be a facsimile, engraved, printed or impression seal. An impression of said seal appears on the margin hereof.

                                  ARTICLE XIII.

                           STOCK IN OTHER CORPORATIONS

         Shares of stock in other corporations held by the corporation shall be voted by such officer or officers or other agent of the corporation as the Board of Directors shall

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from time to time designate for the purpose or by a proxy thereunto duly authorized by said Board.

                                  ARTICLE XIV.

                                   AMENDMENTS

         These by-laws may be altered, amended or repealed and new by-laws may be adopted by the Board of Directors; provided that any by-law or amendment thereto as adopted by the Board of Directors may be altered, amended or repealed by vote of the stockholders entitled to vote thereon, or a new by-law in lieu thereof may be adopted by the stockholders, and the stockholders may prescribe in any by-law made by them that such by-law shall not be altered, amended or repealed by the Board of Directors.

                                   ARTICLE XV.

                                EMERGENCY BY-LAWS

         Section A. SCOPE OF EMERGENCY BY-LAWS. The emergency by-laws provided in this Article XV shall be operative during any emergency, notwithstanding any different provision set forth in the preceding articles hereof or the Articles of Incorporation. For purposes of the emergency by-law provisions of this
Article XV, an emergency shall exist if a quorum of the corporation's directors cannot readily be assembled because of some catastrophic event. To the extent not inconsistent with the provisions of this Article, the by-laws provided in the preceding Articles shall remain in effect during such emergency and upon termination of such emergency, these emergency by-laws shall cease to be operative.

         Section B. CALL AND NOTICE OF MEETING. During any emergency, a meeting of the Board of Directors may be called by any officer or director of the corporation. Notice of the date, time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

         Section C. QUORUM AND VOTING. At any such meeting of the Board of Directors, a quorum shall consist of any one or more directors, and the act of the majority of the directors present at such meeting shall be the act of the corporation.

         Section D.        APPOINTMENT OF TEMPORARY DIRECTORS.

                  1. The director or directors who are able to be assembled at a meeting of directors during an emergency may assemble for the purpose of appointing, if such directors deem it necessary, one or more temporary directors (the "Temporary Directors") to serve as directors of the corporation during the term of any emergency.

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                  2. If no directors are able to attend a meeting of directors during an emergency, then such stockholders as may reasonably be assembled shall have the right, by majority vote of those assembled, to appoint Temporary Directors to serve on the Board of Directors until the termination of the emergency.

                  3. If no stockholders can reasonably be assembled in order to conduct a vote for Temporary Directors, then the Chief Executive Officer or his successor, as determined pursuant to Section R of Article IV herein shall be deemed a Temporary Director of the corporation, and such Chief Executive Officer or his successor, as the case may be, shall have the right to appoint additional Temporary Directors to serve with him on the Board of Directors of the corporation during the term of the emergency.

                  4. Temporary Directors shall have all of the rights, duties and obligations of directors appointed pursuant to Article III hereof, provided, however, that a Temporary Director may be removed from the Board of Directors at any time by the person or persons responsible for appointing such Temporary Director, or by vote of the majority of the stockholders present at any meeting of the stockholders during an emergency, and, in any event, the Temporary Director shall automatically be deemed to have resigned from the Board of Directors upon the termination of the emergency in connection with which the Temporary Director was appointed.

         Section E. MODIFICATION OF LINES OF SUCCESSION. During any emergency, the Board of Directors may provide, and from time to time modify, lines of succession different from that provided in Section R of Article IV in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

         Section F. CHANGE OF PRINCIPAL OFFICE. The Board of Directors may, either before or during any such emergency, and effective during such emergency, change the principal office of the corporation or designate several alternative head offices or regional offices, or authorize the officers of the corporation to do so.

         Section G. LIMITATION OF LIABILITY. No officer, director or employee acting in accordance with these emergency by-laws during an emergency shall be liable except for willful misconduct.

         Section H. REPEAL AND CHANGE. These emergency by-laws shall be subject to repeal or change by further action of the Board of Directors or by action of the stockholders, but no such repeal or change shall modify the provisions of Section G above with regard to actions taken prior to the time of such repeal or change. Any amendment of these emergency by-laws may make any further or different provision that may be practical or necessary under the circumstances of the emergency.

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